AGENCY AGREEMENT

                                                               December 30, 2002

World Heart Corporation
1 Laser Street
Ottawa, Ontario
Canada
K2E 7V1

Attention:  Mr. Roderick Bryden, President and Chief Executive Officer

Dear Sirs/Mesdames:

Re:  Private Placement of Common Shares
     ----------------------------------

     We understand that:

     (a) World Heart Corporation (the "Corporation") is authorized to issue an unlimited number of Common Shares without par value(as defined hereinafter) and an unlimited number of preferred shares without par value, issuable in series;

     (b) as at December 30, 2002, 17,970,127 Common Shares and 1,374,570 Series A convertible preferred shares were outstanding as fully paid and non-assessable shares and an aggregate of 14,222,792 Common Shares were reserved for issue pursuant to outstanding options, warrants, share incentive plans, convertible and exchangeable securities and other rights to acquire Common Shares;

     (c) the Corporation proposes to issue and sell up to an aggregate of 2,343,750 (the "Offered Units") Offered Units at a price of $1.28 per Offered Unit for aggregate gross proceeds to the Corporation of up to $3,000,000 on the terms and subject to the conditions contained hereinafter; and

     (d) we understand that each Offered Unit is to consist of one Common Share and one Common Share purchase warrant (the "Warrant") of the Corporation and that each Warrant entitles the holder to purchase one Common Share at an exercise price of $1.60 per Common Share for a period of five years from the Closing Date.

     Based upon our understanding set out above and upon the terms and subject to the conditions contained hereinafter, upon the acceptance hereof by the Corporation, the Corporation hereby appoints the Agent (as hereinafter defined) to act as the agent of the Corporation to solicit, on a "best efforts" basis, offers to purchase the Offered Units, and the Agent hereby agrees to act as such agent. It is understood and agreed that the Agent is under no obligation to purchase any Offered Units, although it may subscribe for and purchase Offered Units if it so desires.
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                                      -2-

The "Closing" whenever used herein, shall be a reference to a Closing of the transaction herein contemplated related to the offering of the Units. The first Closing shall be at 10:00 a.m. (EST) on December 30, 2002 or such earlier or later date as we and the Corporation may agree upon in writing. Subject to the first Closing taking place as aforesaid, subsequent Closings may take place at such time or times as we and the Corporation may agree.

The terms and conditions of this Agreement are as follows:

1.   Definitions and Interpretation:

     (a)  Definitions: Whenever used in this Agreement:

          (i) "1933 Act" means the United States Securities Act of 1933, as amended;

         (ii)  "Agent" means Northern Securities Inc.;

        (iii) "Agreement" means the agreement resulting from the acceptance by the Corporation of the offer made by the Agent herein, as amended or supplemented from time to time;

         (iv) "Ancillary Documents" means all agreements and documents to be executed and delivered by the Corporation in connection with the transactions contemplated by this Agreement;

          (v)  "Auditors"   means    PriceWaterhouseCoopers    LLP,    Chartered
               Accountants, the auditors of the Corporation;

         (vi) "Broker's Shares" means the Common Shares to be issued on the exercise of the Broker's Warrants;

        (vii) "Broker's Warrants" means the broker's warrants, each Broker's Warrant entitling the Agent to acquire one Broker's Share and one Compensation Warrant at any time prior to 5:00 p.m. (Toronto time) on the date which is 24 months after the Closing Date at an exercise price of $1.60 per Broker's Warrant;

       (viii)  "Business"  means the business of the  Corporation as a medical
               device  company   currently   focused  on  the   development  and
               commercialization of pulsatile ventricular assist devices;

         (ix) "Business Day" means a day which is not a Saturday, a Sunday or a statutory or civic holiday in Toronto, Ontario;

          (x) "Closing" means the purchase and sale of the Offered Units subscribed for under the Subscription Agreements;

         (xi) "Closing Date" means, in the first instance, December 30, 2002, but the parties acknowledge that Closing may take place in two or more tranches on or after the date of Closing providing that the final tranche will take place on or before January 10th, 2003. the date of Closing of each such tranche shall
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                                      -3-

               be deemed to be the Closing Date in respect to the securities issued on such date;

        (xii) "Closing Time" means 10:00 a.m. (Toronto time) on the Closing Date or at such other earlier or later time as the Corporation and the Agent may mutually agree upon;

       (xiii) "Common Shares" means the common shares which the Corporation is authorized to issue as constituted on the date hereof;

        (xiv) "Compensation Warrants" means the compensation warrants, each Compensation Warrant entitling the holder to acquire one Common Share at a price of $1.60 for a period of five years from the Closing Date;

         (xv) "Compensation Warrant Shares" means the Common Shares issuable upon the exercise of the Compensation Warrants;

        (xvi)  "Copyright"  means  any  copyright  whether   registered  or  not
               relating to or used in connection with the Business owned by or licensed (expressly or implied) to the Corporation;

       (xvii) "Corporation" means World Heart Corporation, a corporation incorporated under the Business Corporations Act (Ontario);

      (xviii) "Engagement Letter" means the engagement letter dated December 13, 2002, between the Corporation and the Agent;

        (xix) "Industrial Designs" means any industrial design or similar rights, whether registered or subject to pending applications, relating to the Business, owned by or licensed (expressly or implied) to the Corporation;

         (xx) "Information" means all information regarding the Corporation that is, or becomes, publicly available together with all information prepared by the Corporation and provided to the Agent or to potential purchasers of Offered Units;

        (xxi) "Intellectual Property Rights" means all Patent Rights, Trade-marks, Copyrights, Industrial Designs, and Technical Information (including any claims or rights to sue for past infringement of same), relating to the Business owned by or licensed to the Corporation;

       (xxii) "Offered Units" means the units, each consisting of one Common Share and one Warrant, which the Agent has agreed to offer to sell on a best efforts agency basis in accordance with the provisions of this Agreement;

      (xxiii) "Offering" means the offering for sale by the Corporation on a private placement basis of up to an aggregate of 2,343,750 Offered Units at a price of $1.28 per Offered Unit;

       (xxiv)  "Offering   Jurisdictions"  means  the  Provinces  of  British
               Columbia and Ontario and such other jurisdictions outside of Canada as may be determined by the Corporation and the Agent;

        (xxv) "Patent Rights" means all patents and inventions relating to the Business, and pending applications thereon, and patents which may be issued out of pending applications (including divisions, reissues, renewals, re-examinations, continuations, continuations-in-part and extensions), which may be applied for or registered in any jurisdiction, owned or controlled by, or licensed (expressly or implied) to, the Corporation;

       (xxvi) "Person" means an individual, a partnership, a corporation, a trust, an unincorporated organization, a government or an agency or political subdivision thereof or any other entity of any nature or kind whatsoever;

      (xxvii)  "Principal  Subsidiaries"  means World  Heart Inc.  and 2007262
               Ontario Inc.(50% of the shares of which are owned by the Corporation and New Generation Biotech (Equity) Fund Inc.;

     (xxviii)  "Purchasers"   means   the   purchasers   of   Offered   Units
               collectively;

       (xxix)  "Securities   Laws"  means  the   securities   legislation   and
               regulations   of,   and   the   policies,   rules,   orders   and
               interpretation notes of the applicable securities regulatory authorities of the Offering Jurisdictions;

        (xxx) "Subscription Agreement" means the subscription agreement to be entered into by the Corporation and each of the Purchasers with respect to the purchase of Offered Units;

       (xxxi) "Subscription Price" means the price to be paid by the Purchasers for each Offered Unit under the Offering, being $1.28 per Offered Unit;

      (xxxii) "Technical Information" means all know-how, trade secrets, and related technical knowledge owned by or licensed (expressly or implied), to the Corporation relating to the Business or arising from the projects of the Corporation, including, without limitation:

               (A)  all  trade   secrets,   know-how,   show-how,   confidential
                    information or information with respect to inventions, processes and business methods;

               (B) all information of a scientific, technical or business nature, regardless of its form;

               (C) all documentation with respect to research, development, demonstration or engineering work;

               (D)  all information that can be or is used to define a design or
                    process,  or  to  procure,   produce,   support  or  operate
                    materials or equipment;

               (E)  all information regarding methods of production;

               (F) all other drawings, blueprints, patterns, plans, flow charts, equipment part lists, computer software and procedures, specifications, protocols, data structures, formulas, designs, technical data, descriptions, related instruction manuals, records, passwords, and procedures; and

               (G)  all data and databases, whether registered or unregistered;

 (xxxiii) "Trade-marks" means the trade-marks, trade-names, domain names, designs, logos and other commercial symbols, whether registered or not, and including the goodwill associated therewith, which are owned by or licensed to the Corporation in connection with the Business;

 (xxxiv) "Warrant" means a Common Share purchase warrant of the Corporation entitling the holder to purchase one Common Share at Cdn $1.60 for a period of five years from the date of issue;

  (xxxv) "Warrant Share" means the Common Shares issuable upon the exercise of the Warrants.

     (b) Other Defined Terms: Whenever used in this Agreement, the words and terms "affiliate", "associate", "misrepresentation", "material fact", "material change", "senior officer" and "subsidiary" shall have the meaning given to such word or term in the Securities Act (Ontario) unless specifically provided otherwise herein.

     (c) Plural and Gender: Whenever used in this Agreement, words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and neuter.

     (d) Currency: All references to monetary amounts in this Agreement are to lawful money of Canada.

     (e) Knowledge: "to the best knowledge of the Corporation" (or similar expressions) means the knowledge of the senior officers of the Corporation after having made and caused to be made such enquiries of the records and management employees of the Corporation and its Principal Subsidiaries who are reasonably likely to have knowledge of the relevant matter, as may be necessary to obtain informed knowledge.

2.   The Offering:

     (a) Sale on Exempt Basis: The Agent will use its best efforts to arrange for Purchasers in the Offering Jurisdictions. The Agent shall offer for sale on behalf of the Corporation the Offered Units:

          (i)  in the Province of Ontario; and

         (ii) outside of Canada and of the United States in compliance with all of the laws of the jurisdictions in which the relevant Purchasers are resident, provided that the laws of the jurisdiction in which the relevant Purchasers are resident do not require the Corporation to make any filings or seek any approval of any kind whatsoever from any regulatory authority of any kind whatsoever; and

          only to such Purchasers and in such manner so that, pursuant to the provisions of all such applicable laws, no prospectus or other similar document need be filed or delivered and no ongoing reporting obligations of any kind are imposed on the Corporation in connection therewith.

     (b) Appointment of Co-agents and Sub-agents. The Corporation agrees that, subject to the consent of the Corporation, such consent not to be unreasonably withheld, the Agent has the right to invite one or more investment dealers to form an agency group to participate in the soliciting of offers to purchase Offered Units. The Agent shall have the exclusive right to control all compensation arrangements between the members of the agency group.

     (c)  Covenants of the Agent. The Agent covenants with the Corporation that:
          (i) it will comply with all applicable Securities Laws of each Offering Jurisdiction in which it solicits or procures subscriptions for Offered Units in connection with the Offering; (ii) it will not solicit or procure subscriptions for Offered Units so as to require the registration thereof or the filing of a prospectus or similar document with respect thereto under the laws of any jurisdiction; and
          (iii) it will obtain from each Purchaser an executed Subscription Agreement in a form reasonably acceptable to the Corporation and to the Agent. The Agent represents and warrants that it and all co-agents and sub-agents are qualified to so act in the Offering Jurisdictions in which it solicits or procures subscriptions for the Offered Units.

3. Due Diligence: The Corporation shall allow the Agent to conduct all due diligence investigations which the Agent may reasonably determine, including meeting with senior management of the Corporation and the Auditors, as is appropriate in connection with the Offering.

4.   Deliveries By Closing Time:

     (a)  Deliveries: By or at the Closing Time:

          (i) all actions required to be taken by or on behalf of the Corporation including, without limitation, the passing of all required resolutions of the directors of the Corporation, shall have occurred in order to complete all of the transactions contemplated by this Agreement, including, without limitation, to create and issue the Offered Units and the Broker's Warrants and to reserve for issue the Warrant Shares, Broker's Shares and Compensation Warrants, and a certified copy of all such resolutions shall have been delivered by the Corporation to the Agent;

         (ii) the Corporation shall have delivered or caused to be delivered to the Agent (all in form and substance satisfactory to the Agent):

               (A) favourable legal opinions of counsel to the Corporation addressed to, among others, the Agent and the Purchasers with respect to the laws of the Province of Ontario in the form attached hereto as schedule A;

               (B) certificates dated the Closing Date, signed by an appropriate officer of the Corporation, addressed to, among others, the Agent and the Purchasers, with respect to the articles and by-laws of the Corporation, the resolutions of the directors of the Corporation and any other corporate action taken relating to this Agreement and to the creation, allotment, issue and sale of the Offered Units and specimen signatures of signing officers of the Corporation and with respect to such other matters as the Agent may reasonably request;

               (C) a certificate dated the Closing Date, addressed to, among others, the Agent and the Purchasers, signed by the President and Chief Executive Officer of the Corporation or any other senior officer of the Corporation acceptable to the Agent substantially in the form attached hereto as Schedule B;

               (D) definitive certificates representing the Common Shares and Warrants comprising the Offered Units registered in the names of the Purchasers or in such other names as the Purchasers or the Agent may direct;

               (E) a definitive certificate representing the Broker's Warrants in the form attached hereto as Schedule C, registered in the name of the Agent or such other name as the Agent may direct;

               (F) payment of the fee payable by the Corporation to the Agent in accordance with section 6 hereof and the expenses payable by the Corporation in accordance with section 11 hereof by a direction to the Agent to withhold from the certified cheque or bank draft referred to below in paragraph 4(a)(iii) hereof, (i) the fee payable by the Corporation to the Agent as provided in section 6 of this Agreement against delivery from the Agent to the Corporation of a receipt for such fee,
                    (ii) the expenses (excluding legal expenses) payable by the Corporation to the Agent as provided in section 11 of this Agreement against delivery from the Agent to the Corporation of a receipt for such expenses, and (iii) the legal expenses payable by the Corporation to counsel for the Agent as provided in section 11 of this Agreement against delivery from such legal counsel to the Corporation of a receipt for such legal expenses;

               (G) such further documents as may be contemplated by this Agreement or as the Agent may reasonably require; and

        (iii) the Agent shall have delivered or cause to be delivered to the Corporation (all in form and substance satisfactory to the Corporation):

               (A) payment of the purchase price for the Offered Units less the amount withheld for the fee payable to the Agent pursuant to section  6  hereof  and the  expenses  payable  pursuant  to section 11 hereof, by certified cheque or bank draft payable to the Corporation or as the Corporation may otherwise direct in writing against delivery from the Corporation to the Agent of a receipt for the purchase price for the Offered Units; and

               (B) such further documents as may be contemplated by this Agreement or as the Corporation may reasonably require.

5.   Closing:

     (a) Closing: The Closing provided for in this Agreement shall be completed at the office of counsel for the Corporation, McCarthy Tetrault LLP, Suite 1400, 40 Elgin Street, Ottawa Ontario, K1P 5K6 at the Closing Time on the Closing Date or at such other time and place on the Closing Date as the parties may agree.

     (b) Conditions of Closing: The following are conditions precedent to the obligations of the Agent to complete the Closing and of the Purchasers to purchase the Offered Units, which conditions the Corporation covenants and agrees to use its best efforts to fulfil within the times set out herein therefor, and which conditions may be waived in writing in whole or in part by the Agent:

          (i) receipt by the Agent of the documents set forth in paragraph 4(a)(ii) of this Agreement; and

         (ii) the Agent not having previously terminated its obligations pursuant to this Agreement.

6.   Fees:

     (a) Fee: In consideration of the agreement of the Agent to act as agent in respect of the Offering, and in consideration of the services to be rendered by the Agent in connection therewith, including, without limitation:

          (i) acting as agent of the Corporation to solicit, on a best efforts basis, offers to purchase the Offered Units;

         (ii) participating in the preparation of the form of Subscription Agreement; and

        (iii) advising the Corporation with respect to the private placement of the Offered Units;

          the Corporation shall pay to the Agent at the Closing Time against receipt of payment of the aggregate purchase price for the Offered Units, a fee equal to eight per cent (8%) of the aggregate purchase price for the Offered Units.

     (b) Broker's Warrants: In addition to the fee, as additional consideration for the performance of its obligations hereunder, the Corporation shall issue to the Agent at Closing, that number of Broker's Warrants as is equal to ten per cent (10%) of the number of Offered Units sold, in form and substance satisfactory to the Agent.

7. Representations and Warranties: The Corporation hereby represents and warrants to the Agent and the Purchasers and acknowledges that the Agent and the Purchasers are relying upon such representations and warranties in completing the Closing, as follows:

     (a) the Corporation and each of the Principal Subsidiaries (i) has been incorporated and organized and are validly subsisting under the laws of their respective jurisdictions of incorporation and (ii) has all requisite corporate power and authority and are qualified or authorized to carry on their respective businesses as now conducted and to own, lease and operate their respective property and assets in all jurisdictions where such qualification or authorization is required and (iii) the Corporation has the requisite corporate power and authority to enter into, execute and deliver under this Agreement, the Broker's Warrants and each of the Ancillary Documents to which they are a party and to carry out their respective obligations hereunder and thereunder;

     (b) the Corporation is authorized to issue an unlimited number of Common Shares and an unlimited number of preferred shares issuable in series, of which, as of the date hereof, 17,970,127 Common Shares and 1,374,570 Series A convertible preferred shares are issued and outstanding as fully paid and non-assessable shares;

     (c) no Person has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase, acquisition, subscription for or issue of any of the unissued shares or other securities of the Corporation, except as set out in Schedule 7(c) hereto;

     (d) all of the outstanding shares of the Principal Subsidiaries are fully paid and non-assessable and the Corporation beneficially owns, directly or indirectly, all of the issued and outstanding shares in the capital of such companies, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever, except with respect to a general security agreement in favour of The Rose Corporation, which is not in default at the date hereof and no Person has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase, acquisition, subscription for or issue of any of the unissued shares or other securities of such companies;

     (e) the minute books of the Corporation, which have been made available to the Agent or their counsel, are complete and accurate in all material respects and the excerpts of the corporate records of each of the Principal Subsidiaries which have been made available to the Agent or their counsel are accurate in all material respects;

     (f) the issue of the Offered Units will not be subject to any pre-emptive right or other contractual right to purchase securities granted by the Corporation except for a pre-emptive right by Edwards Lifesciences LLC which has waived such right and consented to the transactions contemplated herein;

     (g) all necessary corporate action has been taken to authorize the issue and sale of, and the delivery of certificates representing, the Offered Units and, upon payment of the requisite consideration therefor, the Offered Units will be validly issued as fully paid and non-assessable;

     (h) by the Closing Time, the Offered Units and the Broker's Warrants will be created and issued and the Warrant Shares, Broker's Shares and Compensation Warrant Shares will be allotted and reserved for issue upon the exercise of the Warrants, Broker's Warrants and Compensation Warrant Shares and when issued will be fully paid and non-assessable shares of the Corporation;

     (i) the offering and sale of the Offered Units, the compliance by the Corporation with the provisions of this Agreement and the consummation of the transactions contemplated herein do not (i) require the consent, approval or authorization of, or registration or qualification with, any governmental authority, securities regulatory authority or other Person, except (A) such as have been obtained, or
          (B) such as may be required (and shall be obtained as provided in this Agreement) under the Securities Laws of the Offering Jurisdictions, or
          (ii) conflict with or result in any breach or violation of any of the provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Corporation or any of the Principal Subsidiaries or any of their respective properties is bound, or the articles or by-laws or other applicable incorporating documents of the Corporation or any of the Principal Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator, stock exchange or securities regulatory authority applicable to the Corporation or any of the Principal Subsidiaries or any of their respective properties or assets which could have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Corporation or any of the Principal Subsidiaries;

     (j) each of this Agreement, the certificates representing the Offered Units and the Broker's Warrants and the Ancillary Documents has been, or will be prior to the Closing Time, authorized, executed and delivered by the Corporation and each of them constitutes, or will constitute, a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with the terms thereof, except that (i) the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, (ii) equitable remedies, including, without limitation, specific performance and injunction, may be granted only in the discretion of a court of competent jurisdiction, and (iii) rights of indemnity, contribution and the waiver of contribution provided for herein may be limited under applicable law;

     (k)  each of the  documents  comprising  the  Information  are, as of their respective dates, in compliance in all material respects with applicable securities laws and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the documents comprising the Information were true and correct in all material respects as of the date thereof;

     (l) no order preventing or suspending trading in any securities of the Corporation or prohibiting the issue and sale of securities by the Corporation has been issued and no such proceedings for either of such purposes are pending or, to the best of the knowledge of the Corporation, threatened;

     (m) except as disclosed in the Information, there has not occurred any material adverse change, financial or otherwise, in the assets, liabilities (contingent or otherwise), business, financial condition or prospects of the Corporation or any of the Principal Subsidiaries or in the capital of the Corporation or any of the Principal Subsidiaries since December 31, 2001;

     (n) the Corporation and each of the Principal Subsidiaries has conducted and are conducting their respective businesses in compliance in all material respects with all applicable laws, rules, regulations, tariffs, orders and directives of each jurisdiction in which they carry on business and possess all material certificates, authorities, permits or licences issued by the appropriate provincial, state, municipal, federal or other regulatory agency or body necessary to carry on the respective businesses currently carried on, or contemplated to be carried on, by them, are in compliance in all material respects with such certificates, authorities, permits and licences and with all laws, regulations, tariffs, rules, orders and directives material to their respective operations and none of the Corporation or any of the Principal Subsidiaries have received any notice of proceedings relating to the revocation or modification of any such certificates, authorities, permits or licences which, singly or in the aggregate, if the subject of an unfavourable decision, order, ruling or finding, would materially and adversely affect the conduct of the respective businesses, operations, financial condition or income of the Corporation or any of the Principal Subsidiaries and none of them have received notice of the revocation or cancellation of, or any intention to revoke or cancel, any such licence, permit, approval, consent, certificate, registration or authorization;

     (o) the Corporation and the Principal Subsidiaries are the absolute legal and beneficial owner of, and have good and marketable title to, all of their respective interests in their respective material assets as described in the Information, free of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever except for the security interest of The Rose Corporation and the security interest of Edwards Lifesciences LLC, neither of which is in default as at the date hereof, and no other property rights are necessary for the conduct of the business of the Corporation or any of the Principal Subsidiaries, the Corporation and the Principal Subsidiaries do not know of any claim or basis for a claim that might or could adversely affect their respective rights to use, transfer or otherwise exploit such property rights and none of the Corporation or any of the Principal Subsidiaries have any responsibility or obligation to pay any commission, royalty, licence fee or similar payment to any Person with respect to the property rights thereof;

     (p) any and all agreements pursuant to which the Corporation or any of the Principal Subsidiaries holds their respective assets are valid and subsisting agreements in full force and effect, enforceable in accordance with their respective terms, none of the Corporation or any of the Principal Subsidiaries is in material default of any of the provisions of any such agreements nor has any such material default been alleged and such assets are in good standing under the applicable statutes and regulations of the jurisdictions in which they are situate, all leases and licences pursuant to which the Corporation or any of the Principal Subsidiaries derives their respective interests in such assets are in good standing and except as disclosed in the Information there has been no material default under any such leases and all taxes required to be paid with respect to such assets to the date hereof have been paid;

     (q) the audited annual financial statements of the Corporation for the year ended December 31, 2001, together with the auditors' report thereon and the notes thereto, and the unaudited interim financial statements of the Corporation for the quarterly period ended September 30, 2002, and the notes thereto, have been prepared in accordance with Canadian generally accepted accounting principles applied on a basis consistent with prior periods (except as disclosed in such financial statements), are substantially correct in every particular and present fairly the financial condition and position of the Corporation as at their respective dates and such financial statements contain no direct or implied statement of a material fact which is untrue on the date of such financial statements and do not omit to state any material fact which is required by Canadian generally accepted accounting principles or by applicable law to be stated or reflected therein or which is necessary to make the statements contained therein not misleading;

     (r)  since December 31, 2001, none of:

          (i)  the Corporation or any of the Principal  Subsidiaries has paid or
               declared  any   dividends   or  incurred  any  material   capital
               expenditure or made any commitment therefor,

         (ii)  the  Corporation  or  any  of  the  Principal  Subsidiaries  have incurred any obligation or liability, direct or indirect, contingent or otherwise, except in the ordinary course of business and which is not, and which in the aggregate are not, material, and

        (iii) the Corporation or any of the Principal Subsidiaries have entered into any material transaction except as disclosed in the Information;

     (s) none of the Corporation or any of the Principal Subsidiaries has approved, is contemplating, has entered into any agreement in respect of, or has any knowledge of:

          (i) the purchase of any assets or any interest therein or the sale, transfer or other disposition of any property or any interest therein currently owned, directly or indirectly, by the Corporation or any of the Principal Subsidiaries whether by asset sale, transfer of shares or otherwise,

         (ii) the change of control (by sale or transfer of shares or sale of all or substantially all of the assets of the Corporation or any of the Principal Subsidiaries or otherwise) of the Corporation or any of the Principal Subsidiaries, or

        (iii) a proposed or planned disposition of shares by any shareholder who owns, directly or indirectly, five per cent or more of the outstanding shares of the Corporation or any of the Principal Subsidiaries excepting only dealings with the holdings of a significant shareholder in respect of the completion of the transactions contemplated herein;

     (t) the properties and the operations of the Corporation and of each of the Principal Subsidiaries comply in all material respects with all applicable federal, state, provincial and local environmental, health and safety statutes, regulations and permits, none of such properties or operations is subject to any judicial or administrative proceeding alleging the violation of any federal, state, provincial or local environmental, health or safety statute or regulation or is subject to any investigation;

     (u) to the best of the knowledge of the Corporation, none of the directors or officers of the Corporation or any of the Principal Subsidiaries or any associate or affiliate of any of the foregoing had, has or intends to have any material interest, direct or indirect, in the transactions contemplated by this Agreement or in any proposed material transaction with the Corporation or any of the Principal Subsidiaries which, as the case may be, materially affects, is material to or will or may materially affect the Corporation or any of the Principal Subsidiaries except for dealings with the holdings of a significant shareholder in respect of the completion of the transactions contemplated herein or as disclosed in the Information;

     (v) no federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, has given written notice or has threatened in writing to modify or remove any licence, permit or operating certificate necessary in order for the Corporation and the Principal Subsidiaries to carry on the respective businesses thereof and the Corporation and the Principal Subsidiaries are in compliance in all material respects with the terms and conditions of all licences, permits and operating certificates held by them;

     (w) the Corporation and each of the Principal Subsidiaries has filed in a timely manner all necessary tax returns and notices and has paid all applicable taxes of whatsoever nature for all tax years to the date hereof to the extent that such taxes have become due or have been alleged to be due and none of the Corporation or any of the Principal Subsidiaries is aware of any tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon where, in any of the above cases, it might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Corporation or any of the Principal Subsidiaries;

     (x) except as disclosed in the Information or orally by the Corporation to the Agent, there are no actions, suits, proceedings or enquiries pending or, to the best of the knowledge of the Corporation, threatened, against or affecting the Corporation or any of the Principal Subsidiaries or to which any property of the Corporation or any of the Principal Subsidiaries is subject, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may in any way materially and adversely affect the Corporation or any of the Principal Subsidiaries;

     (y) Except as disclosed in the Information, to the best of the Corporation's knowledge the business carried on by the Corporation and each of the Principal Subsidiaries complies with and has at all times complied with all federal, state, provincial or local laws, regulations directives, orders, policies or guidelines or licenses, certificates of approval or permits issued thereunder relating to pollution or protection of health, safety or the environment;

     (z) the assets of the Corporation and its business and operations are insured against loss or damage with responsible insurers on a basis consistent with insurance obtained by reasonably prudent participants in comparable businesses, and such coverage is in full force and effect, and the Corporation has not failed to promptly give any notice or present any claim thereunder;

     (aa) except with respect to the security interest of The Rose Corporation, the Corporation has all right, title and interest in and to the Intellectual Property Rights to the extent necessary to conduct the Business as currently conducted;

     (bb) with respect to Intellectual Property Rights not owned by the Corporation, to the best knowledge of the Corporation, no such Intellectual Property Rights are used by the Corporation other than with the consent of or licence from the rightful owner thereof;

     (cc) the Intellectual Property Rights owned by the Corporation are in full force and effect, all required registration or other fees have been paid to maintain the Intellectual Property Rights in good standing in those jurisdictions where the Intellectual Property Rights are used;

     (dd) with respect to Intellectual Property Rights created or developed by the Corporation, to the best knowledge of the Corporation, such Intellectual Property Rights are new and original to the Corporation, use of such rights does not infringe any third party rights, and such rights have only been created by persons who have an obligation to assign all of their rights therein to the Corporation;

     (ee) the Intellectual Property Rights are complete to the extent necessary to enable the Business to be carried on in all material respects in the manner in which it is carried on by the Corporation at the date hereof;

     (ff) to the best knowledge of the Corporation:

          (i) there is no claim of adverse ownership, non-inventorship, invalidity or other opposition to or conflict with any Intellectual Property Rights, nor of any pending or threatened suit, proceeding, claim, demand, action or investigation of any nature or kind against the Corporation relating to the Intellectual Property Rights;

         (ii) there are no outstanding orders, rulings, decrees, judgments or stipulations by or with any court, arbitrator or administrative agency relating to the Intellectual Property Rights and there has been no public dedication or expropriation of any of the Intellectual Property Rights;

        (iii) the Corporation is not a licensee of, nor is making payments or is obligated to make payments for the use of any patent, trade-name, technology, trade-mark, copyright or industrial design of another Person that is material to the Business; and

         (iv) there is no claim that the Business, or any product of the Business which the Corporation manufactures, uses or sells, or any process, method, packaging, advertising, or material that the Corporation employs in the manufacture, marketing or sale of any such product, or the use of any of the Intellectual Property Rights, breaches, violates, infringes or interferes with any rights of any third party; and

     (gg) the Corporation and the Principal Subsidiaries are in compliance with the continuous disclosure obligations of all applicable securities laws.

8.   Covenants of the Corporation:

     (a) Consents and Approvals: Immediately following the acceptance hereof, the Corporation will make all necessary filings and use its best efforts to obtain all necessary regulatory and other consents and approvals required in connection with the transactions contemplated by this Agreement.

     (b) General: The Corporation hereby covenants and agrees with the Agent that:

          (i) The Corporation will fulfil all legal requirements to permit the creation, issue, offering and sale of the Offered Units, the Broker's Warrants and the Broker's Shares as contemplated in this Agreement including, without limitation, compliance with the Securities Laws of the Offering Jurisdictions to enable the Offered Units to be offered for sale and sold to the Purchasers without the necessity of filing a prospectus or similar document in the Offering Jurisdictions.

         (ii) The Corporation will forthwith after the Closing, file such documents as may be required under the Securities Laws of the Offering Jurisdictions relating to the private placement of the Offered Units.

        (iii) Proceeds of the offering will be used: to fund pre-clinical and clinical trials for the Corporation's HeartSaver VADTM; (ii) to fund clinical trials and marketing expenses related to the Corporation's Novacor LVAS(R); and (iii) for general corporate purposes.

         (iv) The Corporation will notify the Agent in writing of the terms of any further equity or debt financings (whether public or private and whether or not an investment dealer is or proposes to be involved) that it requires or proposes to obtain in Canada during the 6 months following the Closing Date (except for those pending transactions already identified with Argosy, Apotex, Rose Corporation and Technology Partnerships Canada) and the Agent will have the right of first refusal to act as lead agent or underwriter on such financings. The right of first refusal must be exercised by the Agent within five business days following the receipt of the notice by notifying the Corporation in writing that it will act on such financing on the terms set out in the notice. If the Agent fails to give notice within the five business days that it will act on such financing upon the terms set out in the notice, the Corporation will then be free to make other arrangements on the same terms or on terms no less favourable to the Corporation. The right of first refusal will not terminate if, on receipt of any notice form the Corporation under this subsection, the Agent fails to exercise the right.

          (v) If at any time during the 6 months following the Closing Date the Corporation enters into any type of understanding or agreement (including, without limitation, a binding or non-binding letter of intent) whether written or oral, with any party (a "Party") in Canada introduced to the Corporation by the Agent, in regards to any transaction (the "Transaction") falling outside of the scope of this Offering and clause 8(b)(iv) (including, but not limited to, a possible business combination, direct or indirect acquisition of issued shares of the Corporation, a joint venture, the sale of equipment or services by the Corporation to a Party, or other business relationship). The Corporation and the Agent agree, acting reasonably to determine any fees payable to the Agent at the time of the Transaction. The Transaction Fee shall be paid by the Corporation to the Agent on the closing of the Transaction or, if no closing is held, on the commencement of the Transaction. If the Transaction involves ongoing payments, the Corporation shall pay to the Agent three per cent on all such ongoing payments until completion of the Transaction.

9.   Termination:

     (a) Right of Termination: The Agent shall be entitled, at the sole option thereof, to terminate and cancel, without any liability on the part thereof, all of its obligations under this Agreement and the obligations of any Person who has executed a Subscription Agreement, by notice in writing to that effect delivered to the Corporation prior to the Closing Time if:

          (i) the Agent is not satisfied in its sole discretion, acting reasonably, with the results of the due diligence review and investigation of the Corporation;

         (ii) there is in the sole opinion of the Agent, acting reasonably, a material change or change in a material fact or new material fact or an undisclosed material fact or material change which might be expected to have an adverse effect on the business, affairs, profitability or prospects of the Corporation or on the market price or value of the Common Shares or any other securities of the Corporation;

        (iii) there should develop, occur or come into effect any occurrence of national or international consequence, or any event, action, condition, law, governmental regulation, enquiry or other development or occurrence, whether in any financial market or otherwise, of any nature whatsoever which, in the opinion of the Agent, acting reasonably, materially adversely affects or will materially adversely affect the Canadian financial markets or the business, operations or affairs of the Corporation;

         (iv) the state of the financial markets is such that in the sole opinion of the Agent, acting reasonably, it would be impracticable to offer, or continue to offer, for sale the Offered Units;

          (v) any inquiry, investigation or other proceeding (whether formal or informal) is threatened, announced or commenced or any order or ruling is issued in relation to the Corporation or any of the directors, officers or principal shareholders of the Corporation, or there is announced or enacted any change of law, or the interpretation or administration thereof, which in the reasonable opinion of the Agent would be expected to operate to prevent or restrict trading in the Offered Units, the Common Shares or any other securities of the Corporation or the distribution of the Offered Units, the Common Shares or any other securities of the Corporation;

         (vi) any order to cease or suspend trading in any securities of the Corporation is made, threatened or announced by any securities regulatory authority; or

        (vii) the Corporation is in breach of any material term, condition, covenant or agreement contained in this Agreement or any representation or warranty given by the Corporation in this Agreement is or becomes untrue, false or misleading.

     (b) Rights on Termination: Any termination by the Agent pursuant to subsection 9(a) hereof shall be effected by notice in writing delivered to the Corporation at the address therefor as set out in section 13 hereof. The right of the Agent to so terminate its obligations under this Agreement is in addition to such other remedies as the Agent may have in respect of any default, act or failure to act of the Corporation in respect of any of the matters contemplated by this Agreement. In the event of a termination by the Agent pursuant to subsection 9(a) hereof there shall be no further liability on the part of the Agent to the Corporation or of the Corporation to the Agent except any liability which may have arisen or may thereafter arise under sections 10 and 11 hereof.

10. Indemnity and Contribution: The indemnity and contribution provisions set out at Schedule B to the Engagement Letter are hereby incorporated into this Agreement by reference.

11. Expenses: Whether or not the purchase and sale of the Offered Units shall be completed as contemplated by this Agreement, all reasonable expenses of or incidental to the allotment, issue, sale and delivery of the Offered Units and of or incidental to all matters in connection with the transactions herein set out shall be borne by the Corporation including, without limitation, the reasonable fees and disbursements (including applicable taxes) of legal counsel for the Agent and the reasonable out-of-pocket expenses (including applicable taxes) of the Agent, which, to the extent that they are then determinable, shall be paid to the Agent at the Closing Time.

12. Conditions: The obligation of the Agent to complete the Closing shall be subject to the accuracy of the representations and warranties of the Corporation contained herein as of the Closing Time and to the fulfilment and compliance by the Corporation with all of the covenants and agreements given by it herein. All of the terms and conditions contained in this Agreement to be satisfied by the Corporation prior to the Closing Time shall be construed as conditions, and any breach or failure by the Corporation to comply with any of such terms and conditions shall entitle the Agent to terminate its obligation to complete the Closing by written notice to that effect given to the Corporation prior to the Closing Time. It is understood and agreed that the Agent may waive in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to its rights in respect of any such terms and conditions or any other or subsequent breach or non-compliance; provided that to be binding on the Agent any such waiver or extension must be in writing. If the Agent shall elect to terminate its obligations to complete the Closing as aforesaid, whether the reason for such termination is within or beyond the control of the Corporation, the liability of the Corporation to the Agent hereunder shall be limited to the indemnity and referred to in subsection 10 hereof, the right to contribution referred to in section 10 hereof and the payment of expenses referred to in section 11 hereof.

13. Notices: Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be personally delivered or sent by telecopier on a Business Day to the following addresses:

     (a)  in the case of the Corporation:

          World Heart Corporation
          1 Laser Street
          Ottawa, Ontario
          Canada
          K2E 7V1

          Attention:  Roderick Bryden, President and CEO

          Telecopier Number:  (613) 226-1008

          with a copy to:

          McCarthy Tetrault
          Suite 1400, 40 Elgin Street
          Ottawa, Ontario
          Canada
          K1P 5K6

          Attention:  Virginia K. Schweitzer

          Telecopier Number:  (613) 563-9386

     (b)  in the case of the Agent:

          Northern Securities Inc.
          150 York Street
          Suite 1814
          Toronto, ON
          M5N 3S5

          Attention:  David M. Slater, Vice-President, Investment Banking

          Telecopier Number:  (416) 644-0270

          with a copy to:

          Gowling Lafleur Henderson LLP
          Suite 5800, Scotia Plaza
          40 King Street West
          Toronto, ON
          M5H 3Z7

          Attention:  Neil J. F. Steenberg

          Telecopier Number: (416) 863-3540

     The Corporation or the Agent may change their address for notice by notice given in the manner aforesaid. Any such notice or other communication shall be in writing, and unless delivered to a responsible officer of the addressee, shall be given by telecopier, and shall be deemed to have been given on the day on which it was delivered or sent by telecopier.

14.  Miscellaneous:

     (a) Governing Law: This Agreement shall be governed by and be interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     (b)  Time of Essence: Time shall be of the essence of this Agreement.

     (c) Survival: All representations, warranties, covenants and agreements of the Corporation herein contained or contained in any documents contemplated by, or delivered pursuant to, this Agreement or in connection with the purchase and sale of the Offered Units shall survive the purchase and sale of the Offered Units and the termination of this Agreement and shall continue in full force and effect for the benefit of the Agent in accordance with applicable law, regardless of any subsequent disposition of the Offered Units or any investigation by or on behalf of the Agent with respect thereto.

     (d) Counterparts: This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     (e) Entire Agreement: This Agreement constitutes the entire agreement between the Corporation and the Agent in connection with the issue and sale of the Offered Units by the Corporation and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, including, but not limited to, the Engagement Letter, except for Schedule "B" thereto containing indemnity and contribution provisions.

     (f) Severability: If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severed from this Agreement.

     Would you kindly confirm the agreement of the Corporation to the foregoing by executing four duplicate copies of this letter and thereafter returning two such executed copies to the Agent.

                                        Yours truly,

                                        NORTHERN SECURITIES INC.

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

     The undersigned hereby accepts and agrees to the foregoing as of the 30th day of December, 2002.

                                        WORLD HEART CORPORATION

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                   Schedule A
                              Form of Legal Opinion

Omitted pursuant to Item 601(b)(2) of Regulation S-K.

                                   Schedule B

                          Form of Officer's Certificate

Pursuant to subparagraph 4(a)(ii)(C) of the agency agreement dated December 30, 2002 (the "Agency Agreement") between World Heart Corporation and Northern Securities Inc.

TO:       NORTHERN SECURITIES INC.

AND TO:   THE PURCHASERS OF COMMON SHARES OF
          WORLD HEART CORPORATION

AND TO:   GOWLING LAFLEUR HENDERSON LLP

                                   CERTIFICATE

     The undersigned, Ian W. Malone, signing in his capacity as Vice President, Finance and Chief Financial Officer of World Heart Corporation (the "Corporation"), and not in a personal capacity, hereby certifies to the best of his knowledge, information and belief, after having made due inquiry, that (capitalized words and phrases used herein have the same meaning ascribed to such words and phrases in the Agency Agreement):

1. The facts, matters and information certified to herein are based on one or more of knowledge and information available or provided to me and my honest belief and all statements made in this certificate represent my reasonably held honest belief as to the facts, matters, information and belief possessed by me. I have used my best efforts to become informed of and about the facts, matters and information certified to herein and have sought the advice of counsel for the Corporation on those matters certified to herein which involve matters of laws and have relied upon such advice to the extent that those matters involve matters of law.

2. The Corporation has complied with all covenants and agreements contained in, and has satisfied all of the terms and conditions of, the Agency Agreement to be complied with and satisfied by the Corporation at or prior to the Closing Time.

3. The representations and warranties of the Corporation contained in the Agency Agreement are true and correct as of the Closing Time with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated thereby.

4. Since December 31, 2001, except as disclosed in the Information, there has been no material adverse change (whether actual, anticipated, proposed, prospective or threatened) in the financial condition, assets, liabilities (contingent or otherwise), business, affairs, operations or prospects of the Corporation or any of the Principal Subsidiaries or in the capital of the Corporation.

5. Since December 31, 2001, no transaction of a nature material to the Corporation or any of the Principal Subsidiaries has been entered into by the Corporation or any of the Principal Subsidiaries, except as disclosed in the Information.

6. No order, ruling or determination having the effect of ceasing or suspending trading in the Common Shares, the Offered Units or any other securities of the Corporation has been issued or made by any securities commission or other regulatory authority and is continuing in effect and no proceedings for such purpose have been instituted or are pending, or are contemplated or threatened by any securities commission or other regulatory authority.

7. Except as disclosed in the Information or to the Agent, there are no actions, suits, proceedings or enquiries pending or, to the best of their knowledge, threatened against or affecting the Corporation or any of the Subsidiaries or to which any property of the Corporation or any of the Principal Subsidiaries is subject, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may, in any way, materially and adversely affect the Corporation or any of the Principal Subsidiaries.

8. Except as disclosed in the Information or to the Agent, no failure or default on the part of the Corporation or any Principal Subsidiary exists under any law or regulation applicable to the Corporation or any Subsidiary or under any licence, permit, contract, agreement or other instrument to which the Corporation or any Principal Subsidiary is a party or by which the Corporation or any Principal Subsidiary is bound, which may in any way materially and adversely affect the Corporation or any Subsidiary and the execution, delivery and performance of the Agency Agreement and the performance by the Corporation of its obligations thereunder will not result in any such default.

     IN WITNESS WHEREOF the undersigned has executed this certificate as of the 30th day of December, 2002.


                                    By:
                                       -----------------------------------
                                       Ian Malone, Vice President, Finance and
                                       Chief Financial Officer, World Heart
                                       Corporation

                                       2.

                                   Schedule C

                            Form of Broker's Warrant

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE MAY 1, 2003.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF AGREES FOR THE BENEFIT OF THE COMPANY THAT THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF APPLICABLE (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW OR (2) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, PROVIDED THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THE EFFECT REASONABLE SATISFACTORY TO THE COMPANY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE U.S. SECURITIES ACT.

      his warrant expires at 5:00 p.m., Ottawa time, on December 30, 2004.

                                BROKER'S WARRANT

          to purchase up to 163,152 common shares and 163,152 warrants of

                             WORLD HEART CORPORATION
            (Incorporated under the laws of the Province of Ontario)

THIS IS TO CERTIFY THAT, for valuable consideration, NORTHERN SECURITIES INC. (the "Agent") is entitled, at any time prior to 5:00 p.m., Ottawa time, on December 30, 2004, upon and subject to the terms and conditions set forth herein and in the schedules attached hereto which form an integral part hereof and shall be deemed to be incorporated herein (the whole being referred to as this "Broker's Warrant"), to subscribe in whole or in part for 163,152 common shares ("Common Shares") and 163,152 compensation warrants, the form of which is attached hereto as Schedule C ("Warrants") of World Heart Corporation (the "Corporation"), by delivering to the Corporation at its registered office this Broker's Warrant, with the form of subscription attached hereto as schedule B duly completed and executed, together with a certified cheque, bank draft, money order or good same day funds transmitted by wire or other similar transfer, in lawful money of Canada, payable to or to the order of the Corporation at par in Toronto, in an amount equal to the purchase price of the Common Shares so subscribed for.

The purchase price payable for each Common Share subscribed for upon the exercise of this Broker's Warrant shall be $1.60, subject to adjustment in the events and in the manner set forth herein.

This Broker's Warrant shall become wholly void and the unexercised portion of the subscription rights evidenced hereby will expire and terminate at 5:00 p.m., Ottawa time, on December 30, 2004.

This Broker's Warrant is non-transferable.

All Common Shares and Warrants which shall be issued upon the exercise of this Broker's Warrant shall be issued to the Agent, upon payment therefor of the amount at which the Common Shares and Warrants which may at the time be purchased pursuant to the provisions hereof, and the Agent shall be deemed to have become the holder of record of such Common Shares and Warrants on the date of delivery of this Broker's Warrant, together with payment for the Common Shares and Warrants subscribed for, unless the transfer books of the Corporation shall be closed on such date, in which event the Common Shares and Warrants so subscribed for shall be deemed to be issued and the Agent shall be deemed to have become the holder of record of such Common Shares on the date on which such transfer books are reopened and such Common Shares and Warrants shall be issued at the purchase price in effect on the date of delivery of this Broker's Warrant, together with payment for the Common Shares and Warrants subscribed for.

The Agent may purchase less than the number of Common Shares and Warrants which the Agent is entitled to purchase hereunder on delivery of this Broker's Warrant, in which event a new broker's warrant, in form identical hereto, representing the Common Shares not purchased, will be issued to the Agent.

This Broker's Warrant does not entitle the Agent to any rights or interest whatsoever as a shareholder of the Corporation or any other rights or interest except as expressly provided in this Broker's Warrant.

If this Broker's Warrant or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new broker's warrant, in form identical hereto, evidencing any unexercised portion of the subscription rights evidenced hereby to replace the Broker's Warrant so stolen, lost, mutilated or destroyed.

By  acceptance   hereof,  the  Agent  hereby  represents  and  warrants  to  the
Corporation that the Agent is acquiring this Broker's Warrant as principal for its own account, and not for the benefit of any other person.

All amounts of money referred to in this Broker's Warrant are expressed in lawful money of Canada.

This Broker's Warrant shall enure to the benefit of and shall be binding upon the Agent and the Corporation and their respective successors.

This Broker's Warrant shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

IN WITNESS WHEREOF the Corporation has caused this Broker's Warrant to be issued in its name by the signature of its duly authorized officer in that behalf.

     DATED as of the 30th day of December, 2002.

                                        WORLD HEART CORPORATION
                                        By:

                                        --------------------------------------
                                        Name: Ian Malone
                                        Title: Chief Financial Officer

                                   SCHEDULE A

            Additional Terms and Conditions of this Broker's Warrant

Common Shares Reserved for Issuance. The Corporation covenants and agrees that so long as the within this Broker's Warrant (hereinafter in this schedule A referred to as the "Broker's Warrant") is outstanding, it will at all times reserve out of its unissued common shares against the exercise by the Subscriber of the Broker's Warrant, a sufficient number of common shares to enable the Subscriber to exercise in full its subscription rights upon the basis and upon the terms and conditions provided for by this Broker's Warrant.

Adjustments

2.1 The rights of the holder of the Broker's Warrant, shall be adjusted from time to time in the events and in the manner provided in and in accordance with this Section 2 and for such purposes:

     "Adjustment Period" means in respect of each Broker's Warrant, the period commencing on the Issue Date thereof and ending at the Expiry Time thereof;

     "Current Market Price", on any date, means the average, during the period of 20 consecutive Trading Days ending on the second Trading Day before such date, of the average of the high and low prices per share at which the Common Shares have traded on the principal stock exchange or quotation system on which the Common Shares are listed or, if the Common Shares have not been listed on a stock exchange of quotation system for such number of Trading Days, then such lesser number of Trading Days as the Common Shares have been so listed, or, if the Common Shares are not listed on any stock exchange or quotation system, then in the over-the-counter market as reported by such other stock exchange or as quoted by the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, provided that if, on any such Trading Day, there are no such reported or quoted high and low prices, the average of the closing bid and asked prices per share for board lots of the Common Shares reported by such stock exchange or as quoted by the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, for such Trading Day shall be utilized in computing such average, and provided further that if the Common Shares are not listed on any stock exchange or traded in any over-the-counter market, then the Current Market Price of the Common Shares shall be determined by the directors;

     "Exchange Rate" means the rate at which Common Shares are issuable upon the exercise of this Broker's Warrant, which rate, subject to adjustment in accordance with this Section is one Common Share and one Warrant for each Broker's Warrant as of date hereof;

     "Trading Day", with respect to any stock exchange or over-the-counter market, means a day on which shares may be traded through the facilities of such stock exchange or in such over-the-counter market, and, otherwise, means a day on which shares may be traded through the facilities of the principal stock exchange on which the Common

          Shares are listed (or, if the Common Shares are not listed on any stock exchange, then in the over-the-counter market).

     For greater certainty, notwithstanding any other provision of this Section 2, the holders of this Broker's Warrant shall not be entitled to any adjustment upon the conversion or exercise of (i) any Series A convertible preferred shares of the Corporation and (ii) any Series A participating preferred shares of World Heart Inc., a subsidiary of the Corporation.

2.2 The Exchange Rate in effect at any date will be subject to adjustment from time to time and whenever at any time during the Adjustment Period, the Corporation shall (i) subdivide, or redivide its outstanding Common Shares into a greater number of Common Shares, or (ii) consolidate, combine or reduce its outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares or other securities of the Corporation that are convertible into Common Shares ("convertible securities") to all or substantially all of the holders of Common Shares or convertible securities (as the case may be) by way of a stock dividend or other distribution. In any such event, the Exchange Rate shall, on the effective date of such event, be adjusted so that it will equal the rate determined by multiplying the Exchange Rate in effect immediately prior to such date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the numerator shall be the total number of Common Shares outstanding on such date after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur and any such issue of Common Shares or convertible securities by way of a stock dividend is deemed to have occurred on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under this Subsection 2.2(a). To the extent that this Subsection 2.2(a) has become operative because of an issue of convertible securities referred to in clause (iii) above, the number of Common Shares or Warrants obtainable under this Broker's Warrant shall be readjusted based on the number of Common Shares issuable upon conversion or exchange of such convertible or exchangeable securities.

     If and whenever at any time during the Adjustment Period, there is (i) any reclassification of the Common Shares at any time outstanding, any change of the Common Shares into other shares or any other capital reorganization of the Corporation (other than as described in Subsection 2.2(a)), (ii) any consolidation, amalgamation, arrangement, merger or other form of business combination of the Corporation with or into any other corporation, trust, partnership, or other entity resulting in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other capital reorganization of the Corporation, (iii) any triggering of a shareholders rights plan, or (iv) any sale, lease, exchange or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation, trust, partnership or other entity, then, in each such event, each holder of this Broker's Warrant which is thereafter exercised on or after the effective date of such event will be entitled to receive, and shall accept, in lieu of the number of Common Shares to which such holder was theretofore entitled upon such exercise, the kind and number or amount of shares or other securities or property which such holder would have been entitled to receive as a result of such event if, on the effective date thereof, such holder had been the registered holder of the number of Common Shares to which such holder was theretofore entitled upon such exercise. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this Section 2 with respect to the rights and interests thereafter of the holder of this Broker's Warrant to the end that the provisions set forth in this
          Section 2 will thereafter correspondingly be made applicable, as nearly as may reasonably be possible, in the relation to any shares or other securities or property thereafter deliverable upon the exercise or deemed exercise of this Broker's Warrant. Any such adjustments will be made by and set forth in a supplement hereto approved by the directors of the Corporation and shall for all purposes be conclusively deemed to be an appropriate adjustment.

2.3 The Exercise Price in effect at any date will be subject to adjustment from time to time if and whenever at any time during the Adjustment Period, the Corporation shall (i) subdivide, or redivide its outstanding Common Shares into a greater number of Common Shares, or (ii) consolidate, combine or reduce its outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution. In any such event, the Exercise Price shall, on the effective date of such event, be adjusted so that it will equal the price determined by multiplying the Exercise Price in effect immediately prior to such date by a fraction, the numerator of which shall be the total number of Common Shares outstanding on such effective date or record date before giving effect to such event and the denominator of which shall be the total number of Common Shares outstanding immediately after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur.

     If and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the making of a distribution to all or substantially all of the holders of Common Shares of:

          shares  of  any  class  other  than  Common  Shares   whether  of  the
               Corporation or any other corporation;

          rights, options or warrants (other than rights, options or warrants exercisable by the holders thereof within a period expiring not more than 45 days after the date of issue thereof);

          evidences of indebtedness; or

          cash, securities or other property or assets;

     then, in each such case, the Exercise Price will be adjusted immediately after such record date so that it will equal the price determined by multiplying the Exercise price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which the Corporation announces its intention to make such distribution, less the excess, if any, aggregate fair market value on such record date (as determined by the directors at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed over the fair market value of the consideration received therefor by the Corporation from the holders of the Common Shares (as determined by the directors), and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price. Any Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of such computation. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in paragraph 2.3(b) are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that such distribution is not so made or to the extent that any such rights, options or warrants so distributed are not exercised prior to the expiration thereof, the Exercise Price will then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets actually distributed or based upon the number or amount of securities or the property or assets actually issued or distributed upon the exercise of such rights, options or Warrants, as the case may be.

     If and whenever at anytime during the Adjustment Period, the Corporation shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue ("Rights Period"), to subscribe for and purchase Common Shares at a price per share to the holder of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events being called a "Rights Offering"), then the Exercise Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

          the numerator of which shall be the aggregate of:

               the number of Common Shares outstanding as of the record date for the Rights Offering, and a number determined by dividing (1) the product of the number of Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants, or options under the Rights Offering and the price at which such Common Shares are offered by (2) the Current Market Price of the Common Shares as of the record date for the Rights Offering; and
               the denominator of which shall be the number of Common Shares outstanding after giving effect to the Rights Offering and including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering.

The holder of this Broker's Warrant who shall have exercised his right to purchase Common Shares and Warrants in accordance with this Broker's Warrant Certificate during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor shall, in addition to the Common Shares to which he is otherwise entitled upon such exercise in accordance with this Broker's Warrant Certificate, be entitled to that number of additional Common Shares equal to the result obtained when the difference, if any, resulting from the subtraction of the Exercise Price as adjusted for such Rights Offering pursuant to this Subsection 2.3(c) from the Exercise Price in effect immediately prior to the end of such Rights Offering is multiplied by the number of Common Shares purchased upon exercise of this Broker's Warrant held by such holder of this Broker's Warrant during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this Subsection 2.3(c); provided that the provisions of this Broker's Warrant Certificate shall be applicable to any fractional interest in any Common Share to which such holder of this Broker's Warrant might otherwise be entitled under the foregoing provisions of this Subsection 2.3(c). Such additional Common Shares shall be deemed to have been issued to the holder of this Broker's Warrant immediately following the end of the Rights Period and a certificate for such additional Common Shares shall be delivered to such holder of this Broker's Warrant within ten business days following the end of the Rights Period. To the extent that any such rights, options or warrants are not so exercised on or before the expiry thereof, the Exercise Price will be readjusted to the Exercise Price which would then be in effect based on the number of Common Shares (or the securities convertible or exchangeable for Common Shares) actually delivered on the exercise of such rights, options or warrants.

2.4       In any case in which this section 2 shall  require that an  adjustment shall
     become effective immediately after a record date for or effective date of an event referred to herein, the Corporation may defer, until the occurrence and consummation of such event, issuing to the holder of this Broker's Warrant exercised after such record date or effective date and before the occurrence and consummation of such event the additional Common Shares or other securities or property issuable upon such exercise by reason of the adjustment required by such event, provided, however, that the Corporation or successor to the undertaking or assets of the Corporation, will deliver to such holder, as soon as reasonably practicable after such record date or effective dates, as applicable, an appropriate instrument evidencing such holder's right to receive such additional Common Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Common Shares or other securities or property declared in favour of the holders of record of Common Shares or of such other securities or property on or after the Exercise Date, or such later date as such holder would, but for the provisions of this Section 2.4, have become the holder of record of such additional Common Shares, warrants or of such other securities or property.

     If the Corporation shall set a record date to determine the holders of the Common Shares or other securities for the purpose of entitling them to receive any dividend or distribution or any subscription or exercise rights and shall, thereafter and before the distribution to such securityholders of any such dividend, distribution or subscription or exercise rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or exercise rights, then no adjustment in the Exercise Price or the Exchange Rate shall be required by reason of the setting of such record date.

     The adjustments provided for in this Section 2 are cumulative, and shall, in the case of any adjustment to the Exchange Rate or the Exercise Price, be computed to the nearest one one-hundredth of a Common Share and will apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions of this Section 2, provided that, notwithstanding any other provision of this Section 2.4, no adjustment of the Exchange Rate or the Exercise Price will be required (i) unless such adjustment would require an increase or decrease of at least 1% in the Exchange Rate or the Exercise Price then in effect (provided, however, that any adjustment which by reason of this Subsection 2.4(c) is not required to be made will be carried forward and taken into account in any subsequent adjustment), or (ii) in respect of any Common Shares issuable or issued pursuant to any option, warrant, share option or share purchase plan of the Corporation as otherwise specified in the Agency Agreement, or (iii) in respect of any Common Shares issuable or issued pursuant to the exercise of this Broker's Warrant.

     If   any question arises with respect to the  adjustments  provided in this
          Section 2, such question shall be conclusively determined by the Corporation's auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation. Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, and the holder of Warrants.

     All shares of any class or other securities or property which a holder of Warrants is at the time in question entitled to receive on the full exercise of his Warrants, whether or not as a result of adjustments made pursuant to this Section 2 shall, for the purposes of the interpretation of this Warrant Certificate, be deemed to be Common Shares which such holder of Warrants is entitled to subscribe for pursuant to the exercise of this Broker's Warrant.

     If and whenever at any time during the Adjustment Period, the Corporation shall take any action affecting or relating to the Common Shares, other than any and all action described in this Section 2, which in the opinion of the directors of the Corporation, would adversely affect the rights of the holder of this Broker's Warrant, the Exchange Rate and/or the Exercise Price shall be adjusted by the directors in such manner, if any, and at such time, as the directors, may in their sole discretion determine to be equitable in the circumstances to such holders.

     As a condition precedent to the taking of any action which would require an adjustment in any of the rights under this Broker's Warrant, the Corporation will take any and all action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation, shall be obligated to and may validly and legally issue all the Common Shares or other securities or property which the holder of this Broker's Warrant would be entitled to receive thereafter on the exercise thereof in accordance with the provisions hereof.

     At least seven days before the earlier of the effective date of or record date for any event referred to in this Section 2 that requires or might require an adjustment in any of the rights under this Broker's Warrant or such longer notice period as may be applicable in respect of notices required to be delivered by the Corporation to holders of its Common Shares, the Corporation will give notice to the holder of this Broker's Warrant of the particulars of such event and, to the extent determinable, any adjustment required and a description of how such adjustment will be calculated.

          Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Corporation will give notice to the holder of this Broker'sWarrant of such adjustment.

Legends

     Any certificate representing Common Shares issued upon the exercise of the this Broker's Warrant prior to the date which is four months and one day after the date hereof will bear the following legend:

          "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE MAY 1, 2003."

     All certificates issued in exchange for or in substitution of, the Warrant Certificates, shall bear the following legend (the "US Legend"):

          THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF AGREES FOR THE BENEFIT OF THE COMPANY THAT THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S.

          SECURITIES ACT, IF APPLICABLE (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW OR (2) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, PROVIDED THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THE EFFECT REASONABLE SATISFACTORY TO THE COMPANY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE U.S. SECURITIES ACT.

     In the event that the Broker's Warrant is exercised by the Subscriber at any time, the certificates evidencing the Common Shares will bear the US Legend.

Notices

     Unless herein otherwise expressly provided, a notice to be given hereunder to a holder of this Broker's Warrant will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the holder of this Broker's Warrant or delivered (or so mailed to certain holders of this Broker's Warrant and so delivered to the other holders of this Broker's Warrant) at their respective addresses appearing on any of the registers of holders described in this Broker's Warrant Certificate provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employers, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or is given by publication twice in the Report on Business section in the national edition of The Globe and Mail newspaper.

     A notice so given by mail or so delivered will be deemed to have been given on the fifth business day after it has been mailed or on the day which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the day on which it has been published as required. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any holder of this Broker's Warrant will not invalidate any action or proceeding founded thereon.

     Any notice to be given hereunder may be given by delivery to the Corporation, shall be at the following address:

                  To World Heart Corporation
                  1 Laser Street
                  Ottawa, Ontario
                  K2E 7V1

                  Attention: Chief Financial Officer

                  with a copy to:
                  McCarthy Tetrault LLP
                  40 Elgin Street, Suite 1400
                  Ottawa, Ontario
                  K1P 5K6

                  Attention:  Virginia K. Schweitzer

          or to such other address as the Subscriber may from time to time in writing notify the Corporation.

                                   SCHEDULE B

                   Subscription Form for the Broker's Warrants

TO:      WORLD HEART CORPORATION

The undersigned Agent hereby subscribes for common shares of the Corporation ("Common Shares") and ______________ compensation warrants of the Corporation ("Warrants") (or such number of Common Shares or Warrants or other securities to which such subscription entitles it in lieu thereof or in addition thereto under the provisions of the broker's warrant (the "Broker's Warrant") dated as of the 30th day of December, 2002) at the purchase price per Common Share of $1.60 (or at such purchase price per share as may be in effect under the provisions of the Broker's Warrant) and on and subject to the other terms and conditions specified in the Broker's Warrant and hereunder and encloses herewith the certified cheque, bank draft or money order or has transmitted good same day funds by wire or other similar transfer in lawful money of Canada payable to or to the order of World Heart Corporation in payment of the subscription price.

The undersigned hereby directs that the said Common Shares and Warrants subscribed for be issued and delivered as follows:

--------------------------------------------------------------------------------
                         Address                         Number of
Name in Full      (include Postal Code)          Common Shares and Warrants
--------------------------------------------------------------------------------
Northern Securities Inc.
--------------------------------------------------------------------------------


DATED this         day of                     , 200    .
           -------        --------------------     ----

                                              NORTHERN SECURITIES INC.

                                              By:
                                                 -------------------------------

                                   SCHEDULE C

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE MAY 1, 2003.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF AGREES FOR THE BENEFIT OF THE COMPANY THAT THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF APPLICABLE (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW OR (2) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, PROVIDED THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THE EFFECT REASONABLE SATISFACTORY TO THE COMPANY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE U.S. SECURITIES ACT.

THE WARRANTS  EVIDENCED  HEREBY ARE  EXERCISABLE ON OR BEFORE 5:00 P.M.  (OTTAWA
TIME) ON DECEMBER 30, 2007 AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE VOID AND OF NO FURTHER FORCE OR EFFECT.

163,525 Warrants                                             Certificate No.   1
-------                                                                    -----

                        COMPENSATION WARRANT CERTIFICATE
                            WORLD HEART CORPORATION
            (incorporated under the laws of the Province of Ontario)


THIS IS TO CERTIFY THAT, for valuable consideration, _____________________ Northern Securities Inc. ____________________________ (the "Subscriber") is entitled, at any time prior to 5:00 p.m., Ottawa time, on December 30, 2007, upon and subject to the terms and conditions set forth herein and in the schedules attached hereto which form an integral part hereof and shall be deemed to be incorporated herein (the whole being referred to as this "Warrant"), to subscribe in whole or in part for that number of common shares

("Common Shares") of World Heart Corporation (the "Corporation"),specified above by delivering to the Corporation at its registered office this Warrant, with the form of subscription attached hereto as schedule B duly completed and executed, together with a certified cheque, bank draft, money order or good same day funds transmitted by wire or other similar transfer, in lawful money of Canada, payable to or to the order of the Corporation at par in Ottawa, in an amount equal to the purchase price of the Common Shares so subscribed for.

The purchase price payable for each Common Share subscribed for upon the exercise of this Warrant shall be $1.60, subject to adjustment in the events and in the manner set forth herein (the "Exercise Price").

This Warrant shall become wholly void and the unexercised portion of the subscription rights evidenced hereby will expire and terminate at 5:00 p.m., Ottawa time, on December 30, 2007 (the "Expiry Time").

Surrender of this Warrant will be deemed to have been effected only on personal delivery thereof to, or , if sent by mail or other means of transmission, on actual receipt thereof by, the Corporation at the offices of the Corporation at 1 Laser Street, Ottawa, Ontario, K2E 7V1 (the "Date of Delivery"). All Common Shares shall be issued upon the exercise of this Warrant shall be issued to the Subscriber, upon payment therefor of the Exercise Price and the Subscriber shall be deemed to have become the holder of record of such Common Shares on the Date of Delivery of this Warrant, together with payment for the Common Shares subscribed for, unless the transfer books of the Corporation shall be closed on such date, in which event the Common Shares and Warrants so subscribed for shall be deemed to be issued and the Subscriber shall be deemed to have become the holder of record of such Common Shares on the date on which such transfer books are reopened and such Common Shares shall be issued at the purchase price in effect on the Date of Delivery of this Warrant, together with payment for the Common Shares subscribed for.

The Corporation will not be obligated to issue any fraction of a Common Share on the exercise of any Warrant. To the extent that a holder of Warrants would otherwise have been entitled to receive, on the exercise of the Warrants, a fraction of a Common Share such right may only be exercised in respect of such fraction in connection with another Warrant which in the aggregate entitle the holder to receive a whole number of Common Shares. If a holder of Warrants is not able to combine Warrants so as to be entitled to acquire a whole number of Common Shares the number Common Shares which such holder of Warrants is entitled to receive shall be rounded down to the nearest whole number.

The Subscriber may purchase less than the number of Common Shares which the Subscriber is entitled to purchase hereunder on delivery of this Warrant, in which event a new Warrant, in form identical hereto, entitling the Subscriber to purchase the number of Common Shares not purchased, will be issued to the Subscriber.

This Warrant does not entitle the Subscriber to any rights or interest whatsoever as a shareholder of the Corporation or any other rights or interest except as expressly provided in this Warrant.

No Common Share will be issued pursuant to any Warrant if the issuance of such security would constitute a violation of the securities laws of any applicable jurisdiction.

If this Warrant or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new Warrant, in form identical hereto, evidencing any unexercised portion of the subscription rights evidenced hereby to replace the Warrant so stolen, lost, mutilated or destroyed.

On presentation at the principal office of the Corporation in Ottawa, Ontario, subject to the provisions of the Warrant and on compliance with the reasonable requirements of the Corporation, one or more certificates for Warrants may be exchanged for one or more certificates for Warrants of different denominations evidencing in the aggregate the same number of Warrants as the certificates for Warrants being exchanged, and such holder shall pay the reasonable cost thereof.

All amounts of money referred to in this Warrant are expressed in lawful money of Canada.

The Warrants evidenced by this certificate may only be transferred, upon compliance with the conditions set forth in this Warrant and schedules and appendices hereto, on the register of transfer to be kept at the principal office of the Corporation in Ottawa, Ontario, Canada by the holder or the holder's executors, administrators or other legal representatives or the holder or the holder's attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation and subject to the compliance with certain other terms of the Warrant, and upon compliance with the requirements and such other reasonable requirements as the Corporation may prescribe, such transfer will be duly noted on such register of transfer by the Corporation.
Notwithstanding the foregoing, the Corporation will be entitled to refuse to record any transfer of any Warrant on such register if such transfer would constitute a violation of securities laws of any jurisdiction.

This Warrant shall enure to the benefit of and shall be binding upon the Subscriber and the Corporation and their respective successors.

This Warrant shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

IN WITNESS WHEREOF the Corporation has caused this Warrant to be issued in its name by the signature of its duly authorized officer in that behalf.

     DATED as of the 30th day of December, 2002.

                                                 WORLD HEART CORPORATION
                                                 By:




                                                 ----------------------------
                                                 Name: Ian W. Malone
                                                 Title: Chief Financial Officer

                                   SCHEDULE A

                 Additional Terms and Conditions of the Warrant

Common Shares Reserved for Issuance. The Corporation covenants and agrees that so long as the within Warrant (hereinafter in this schedule A referred to as the "Warrant") is outstanding, it will at all times reserve out of its unissued common shares against the exercise by the Subscriber of the Warrant, a sufficient number of common shares to enable the Subscriber to exercise in full its subscription rights upon the basis and upon the terms and conditions provided for by the Warrant.

Adjustments

2.1 The rights of the holder of any Warrant, including the number of Common Shares issuable upon the exercise of such Warrant and the Exercise Price payable on exercise of such Warrant, shall be adjusted from time to time in the events and in the manner provided in, and in accordance with this
     Section 2 and for such purposes:

     Adjustment Period" means in respect of each Warrant, the period commencing on the Issue Date thereof and ending at the Expiry Time thereof;

     "Current Market Price", on any date, means the average, during the period of 20 consecutive Trading Days ending on the second Trading Day before such date, of the average of the high and low prices per share at which the Common Shares have traded on the principal stock exchange or quotation system on which the Common Shares are listed or, if the Common Shares have not been listed on a stock exchange of quotation system for such number of Trading Days, then such lesser number of Trading Days as the Common Shares have been so listed, or, if the Common Shares are not listed on any stock exchange or quotation system, then in the over-the-counter market as reported by such other stock exchange or as quoted by the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, provided that if, on any such Trading Day, there are no such reported or quoted high and low prices, the average of the closing bid and asked prices per share for board lots of the Common Shares reported by such stock exchange or as quoted by the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, for such Trading Day shall be utilized in computing such average, and provided further that if the Common Shares are not listed on any stock exchange or traded in any over-the-counter market, then the Current Market Price of the Common Shares shall be determined by the directors;

     "Exchange Rate" means the rate at which Common Shares are issuable upon the exercise of any Warrant, which rate, subject to adjustment in accordance with this Section is one Common Share for each Warrant as of date hereof;

     "Trading Day", with respect to any stock exchange or over-the-counter market, means a day on which shares may be traded through the facilities of such stock exchange or in such over-the-counter market, and, otherwise, means a day on which shares may be traded through the facilities of the principal stock exchange on which the Common

          Shares are listed (or, if the Common Shares are not listed on any stock exchange, then in the over-the-counter market).

     For greater certainty, notwithstanding any other provision of this Section 2, the holders of Warrants shall not be entitled to any adjustment upon the conversion or exercise of (i) any Series A convertible preferred shares of the Corporation and (ii) any Series A participating preferred shares of World Heart Inc., a subsidiary of the Corporation.

2.2 The Exchange Rate in effect at any date will be subject to adjustment from time to time and whenever at any time during the Adjustment Period, the Corporation shall (i) subdivide, or redivide its outstanding Common Shares into a greater number of Common Shares, or (ii) consolidate, combine or reduce its outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares or other securities of the Corporation that are convertible into Common Shares ("convertible securities") to all or substantially all of the holders of Common Shares or convertible securities (as the case may be) by way of a stock dividend or other distribution. In any such event, the Exchange Rate shall, on the effective date of such event, be adjusted so that it will equal the rate determined by multiplying the Exchange Rate in effect immediately prior to such date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the numerator shall be the total number of Common Shares outstanding on such date after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur and any such issue of Common Shares or convertible securities by way of a stock dividend is deemed to have occurred on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under this Subsection 2.2(a). To the extent that this Subsection 2.2(a) has become operative because of an issue of convertible securities referred to in clause (iii) above, the number of Common Shares obtainable under each Warrant shall be readjusted based on the number of Common Shares issuable upon conversion or exchange of such convertible or exchangeable securities.

     If and whenever at any time during the  Adjustment  Period,  there is (i)
          any reclassification of the Common Shares at any time outstanding, any change of the Common Shares into other shares or any other capital reorganization of the Corporation (other than as described in Subsection 2.2(a)), (ii) any consolidation, amalgamation, arrangement, merger or other form of business combination of the Corporation with or into any other corporation, trust, partnership, or other entity resulting in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other capital reorganization of the Corporation, (iii) any triggering of a shareholders rights plan, or (iv) any sale, lease, exchange or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation, trust, partnership or other entity, then, in each such event, each holder of any Warrant which is thereafter exercised on or after the effective date of such event will be entitled to receive, and shall accept, in lieu of the number of Common Shares to which such holder was theretofore entitled upon such exercise, the kind and number or amount of shares or other securities or property which such holder would have been entitled to receive as a result of such event if, on the effective date thereof, such holder had been the registered holder of the number of Common Shares to which such holder was theretofore entitled upon such exercise. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this Section 2 with respect to the rights and interests thereafter of the holders of Warrants to the end that the provisions set forth in this Section 2 will thereafter correspondingly be made applicable, as nearly as may reasonably be possible, in the relation to any shares or other securities or property thereafter deliverable upon the exercise or deemed exercise of any Warrant. Any such adjustments will be made by and set forth in a supplement hereto approved by the directors of the Corporation and shall for all purposes be conclusively deemed to be an appropriate adjustment.

2.3 The Exercise Price in effect at any date will be subject to adjustment from time to time if and whenever at any time during the Adjustment Period, the Corporation shall (i) subdivide, or redivide its outstanding Common Shares into a greater number of Common Shares, or (ii) consolidate, combine or reduce its outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution. In any such event, the Exercise Price shall, on the effective date of such event, be adjusted so that it will equal the price determined by multiplying the Exercise Price in effect immediately prior to such date by a fraction, the numerator of which shall be the total number of Common Shares outstanding on such effective date or record date before giving effect to such event and the denominator of which shall be the total number of Common Shares outstanding immediately after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur.

     If and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the making of a distribution to all or substantially all of the holders of Common Shares of:

          shares  of  any  class  other  than  Common  Shares   whether  of  the
               Corporation or any other corporation;

          rights, options or warrants (other than rights, options or warrants exercisable by the holders thereof within a period expiring not more than 45 days after the date of issue thereof);

          evidences of indebtedness; or

          cash, securities or other property or assets;

     then, in each such case, the Exercise Price will be adjusted immediately after such record date so that it will equal the price determined by multiplying the Exercise price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which the Corporation announces its intention to make such distribution, less the excess, if any, aggregate fair market value on such record date (as determined by the directors at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed over the fair market value of the consideration received therefor by the Corporation from the holders of the Common Shares (as determined by the directors), and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price. Any Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of such computation. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in paragraph 2.3(b) are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that such distribution is not so made or to the extent that any such rights, options or warrants so distributed are not exercised prior to the expiration thereof, the Exercise Price will then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets actually distributed or based upon the number or amount of securities or the property or assets actually issued or distributed upon the exercise of such rights, options or Warrants, as the case may be.

     If and whenever at anytime during the Adjustment Period, the Corporation shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue ("Rights Period"), to subscribe for and purchase Common Shares at a price per share to the holder of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events being called a "Rights Offering"), then the Exercise Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

          the numerator of which shall be the aggregate of:

               the number of Common Shares outstanding as of the record date for the Rights Offering, and

               a number  determined by dividing (1) the product of the number of
                    Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants, or options under the Rights Offering and the price at which such Common Shares are offered by (2) the Current Market Price of the Common Shares as of the record date for the Rights Offering; and
               the denominator of which  shall be the  number of  Common  Shares outstanding after giving effect to the Rights Offering and including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering.

     Any holder of Warrants who shall have exercised his right to purchase Common Shares in accordance with this Warrant Certificate during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor shall, in addition to the Common Shares to which he is otherwise entitled upon such exercise in accordance with this Warrant Certificate, be entitled to that number of additional Common Shares equal to the result obtained when the difference, if any, resulting from the subtraction of the Exercise Price as adjusted for such Rights Offering pursuant to this Subsection 2.3(c) from the Exercise Price in effect immediately prior to the end of such Rights Offering is multiplied by the number of Common Shares purchased upon exercise of the Warrants held by such holder of Warrants during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this Subsection 2.3(c); provided that the provisions of this Warrant Certificate shall be applicable to any fractional interest in any Common Share to which such holder of Warrants might otherwise be entitled under the foregoing provisions of this Subsection 2.3(c). Such additional Common Shares shall be deemed to have been issued to the holder of Warrants immediately following the end of the Rights Period and a certificate for such additional Common Shares shall be delivered to such holder of Warrants within ten business days following the end of the Rights Period. To the extent that any such rights, options or warrants are not so exercised on or before the expiry thereof, the Exercise Price will be readjusted to the Exercise Price which would then be in effect based on the number of Common Shares (or the securities convertible or exchangeable for Common Shares) actually delivered on the exercise of such rights, options or warrants.

2.4 In any case in which this section 2 shall require that an adjustment shall become effective immediately after a record date for or effective date of an event referred to herein, the Corporation may defer, until the occurrence and consummation of such event, issuing to the holder of any Warrant exercised after such record date or effective date and before the occurrence and consummation of such event the additional Common Shares or other securities or property issuable upon such exercise by reason of the adjustment required by such event, provided, however, that the Corporation or successor to the undertaking or assets of the Corporation, will deliver to such holder, as soon as reasonably practicable after such record date or effective dates, as applicable, an appropriate instrument evidencing such holder's right to receive such additional Common Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Common Shares or other securities or property declared in favour of the holders of record of Common Shares or of such other securities or property on or after the Exercise Date, or such later date as such holder would, but for the provisions of this Section 2.4, have become the holder of record of such additional Common Shares, warrants or of such other securities or property.

     If the Corporation shall set a record date to determine the holders of the Common Shares or other securities for the purpose of entitling them to receive any dividend or distribution or any subscription or exercise rights and shall, thereafter and before the distribution to such securityholders of any such dividend, distribution or subscription or exercise rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or exercise rights, then no adjustment in the Exercise Price or the Exchange Rate shall be required by reason of the setting of such record date.

     The adjustments provided for in this Section 2 are cumulative, and shall, in the case of any adjustment to the Exchange Rate or the Exercise Price, be computed to the nearest one one-hundredth of a Common Share and will apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions of this Section 2, provided that, notwithstanding any other provision of this Section 2.4, no adjustment of the Exchange Rate or the Exercise Price will be required (i) unless such adjustment would require an increase or decrease of at least 1% in the Exchange Rate or the Exercise Price then in effect (provided, however, that any adjustment which by reason of this Subsection 2.4(c) is not required to be made will be carried forward and taken into account in any subsequent adjustment), or (ii) in respect of any Common Shares issuable or issued pursuant to any option, warrant, share option or share purchase plan of the Corporation as otherwise specified in the Underwriting Agreement, or (iii) in respect of any Common Shares issuable or issued pursuant to the Special Warrants or upon exercise of the Warrants.

     If any question  arises  with respect to the adjustments  provided  in this
          Section 2, such question shall be conclusively determined by the Corporation's auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation. Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, and the holder of Warrants.

     All shares of any class or other securities or property which a holder of Warrants is at the time in question entitled to receive on the full exercise of his Warrants, whether or not as a result of adjustments made pursuant to this Section 2 shall, for the purposes of the interpretation of this Warrant Certificate, be deemed to be Common Shares which such holder of Warrants is entitled to subscribe for pursuant to the exercise of such Warrants.

     If and whenever at any time during the Adjustment Period, the Corporation shall take any action affecting or relating to the Common Shares, other than any and all action described in this Section 2, which in the opinion of the directors of the Corporation, would adversely affect the rights of any holders of Warrants, the Exchange Rate and/or the Exercise Price shall be adjusted by the directors in such manner, if any, and at such time, as the directors, may in their sole discretion determine to be equitable in the circumstances to such holders.

     As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Warrants, the Corporation will take any and all action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation, shall be obligated to and may validly and legally issue all the Common Shares or other securities or property which the holders of Warrants would be entitled to receive thereafter on the exercise thereof in accordance with the provisions hereof.

     At least seven days before the earlier of the effective date of or record date for any event referred to in this Section 2 that requires or might require an adjustment in any of the rights under the Warrants or such longer notice period as may be applicable in respect of notices required to be delivered by the Corporation to holders of its Common Shares, the Corporation will give notice to the holder of Warrants of the particulars of such event and, to the extent determinable, any adjustment required and a description of how such adjustment will be calculated.

          Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Corporation will give notice to the holder of Warrants of such adjustment.

Legends

     Any certificate representing Common Shares issued upon the exercise of the Warrants prior to the date which is four months and one day after the date hereof will bear the following legend:

          "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE MAY 1, 2003."

     All certificates issued in exchange for or in substitution  of, the Warrant
          Certificates, shall bear the following legend (the "US Legend"):

          THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF AGREES FOR THE BENEFIT OF THE COMPANY THAT THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF APPLICABLE (C) INSIDE THE UNITED STATES
          (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY

          RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW OR (2) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, PROVIDED THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THE EFFECT REASONABLE SATISFACTORY TO THE COMPANY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE U.S. SECURITIES ACT.

     In the event that the Warrants are exercised by the Subscriber or any transferee at any time, the certificates evidencing the Common Shares will bear the US Legend.

     The Common Shares issued upon the exercise of the Warrants, may be sold or transferred to a Canadian resident without bearing the US Legend provided the Shares have been sold through the facilities of the Toronto Stock Exchange or such other Canadian exchange as the Common Shares may be listed on from time to time. A declaration in the form of Schedule C to this Certificate must be delivered with to the Corporation or such person as the Corporation directs, with the certificates for the Shares.

Meetings of Holders of Warrants

4.1 The Corporation may at any time and from time to time to call and convene a meeting of the holders of Warrants, and will do so on receipt of a written request of the holders of Warrants and on being funded and indemnified to its reasonable satisfaction by the Corporation or by one or more of the holders of Warrants signing such request against the costs which it may incur in connection with calling and holding the meeting.

     If the Corporation fails, within five business days after receipt of such written request of the request and indemnity, to give notice convening a meeting, any of such holders of Warrants, as the case may be, may convene such meeting.

     Every such  meeting will be held in Ottawa,  Ontario or such other place as is approved or determined by the Corporation. However, if the meeting is convened by the holders of Warrants as a result of the Corporation's failure or refusal to convene such meeting, the meeting must be held in Ottawa.

     At least 21 days' notice of any meeting must be given by the holders of Warrants, to the Corporation (unless the meeting has been called by it).

     The notice to be delivered in accordance with  paragraph (d) must state the time when and the place where the meeting is to be held and shall describe (with sufficient detail to permit a holder of Warrants to make a reasoned decision with respect to the matters for consideration) the general nature of the business to be transacted thereat, but it will not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this Section 4.

     Some individual (who need not be a holder of Warrants) designated in writing will be chair of the meeting or, if no individual is so designated or the individual so designated is not present within 15 minutes after the time fixed for the holding of the meeting, the holder of Warrants present in person or by proxy may choose some person present to be chair.

     At any meeting of holder of Warrants a quorum will consist of two or more holder of Warrants present in person or by proxy at the commencement of business holding in the aggregate not less than 50% of the total number of Warrants then outstanding provided however that in the event there are two or more holder of Warrants, at least two persons entitled to vote there at are personally present.

     If a quorum of holder of Warrants is not present within 30 minutes after the time fixed for holding a meeting, the meeting, if summoned by holder of Warrants or on a holder of Warrants' Request, will be dissolved, but, subject to Section 4.2, in any other case will be adjourned to the seventh calendar day following the meeting (unless such day is not a business day, in which case it shall be adjourned tot he next business day), at the same time of day and place and no notice of the adjournment need be given.

     At the adjourned meeting the holder of Warrants present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened notwithstanding the number of Warrants that they hold.

     The chairman of a meeting at which a quorum of the holder of Warrants is present may, with the consent of the meeting, adjourn the meeting, and no notice of such adjournment need be given except as the meeting prescribes.

     Every question  submitted  to  a  meeting,   other  than  an  Extraordinary
          Resolution, will be decided in the first place by a majority of the votes given on a show of hands and, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact

     On every Extraordinary Resolution, and on every other question submitted to a meeting on which a poll is directed by the chairman or requested by one or more holder of Warrants acting in person or by proxy, a poll will be taken in such manner as the chairman directs.

     Questions other than  those  required  to be  determined  by  Extraordinary
          Resolution will be decided by a majority of the votes cast on the poll.

     On a show of hands each person present and entitled to vote, whether as a holder of Warrants or as proxy for one or more absent holder of Warrants, or both, will have one vote, and on a poll each holder of Warrants present in person or represented by a proxy duly appointed by instrument in writing will be entitled to one vote in respect of each Warrant held by such holder.

     A proxy need not be a holder of Warrants. The Chair of any meeting shall be entitled both on a show of hands and on a poll, to vote in respect of the Warrants, if any held or represented by the Chair.

4.2 The Corporation may from time to time make or vary such regulations as it thinks fit:

          for the issue of voting certificates by any bank, trust company or other depository satisfactory to the Corporation stating that the Warrants specified therein have been deposited with it by a named person and will remain on deposit until a specified date, which voting certificates will entitle the persons named therein to be present and vote at any meeting of holder of Warrants and at any adjournment thereof held before that date or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof held before that date in the same manner and with the same effect as though the persons so named in such voting certificates were the actual holders of the Warrants specified therein;

          for the form of instrument appointing a proxy, the manner in which it must be executed, and verification of the authority of a person who executes it on behalf of a holder of Warrants;

          governing  the  places  at  which  and  the  times  by  which   voting
               certificates or instruments appointing proxies must be deposited;

          for the deposit of voting certificates or instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such voting certificates or instruments appointing proxies to be sent by mail, cable, telex or other means of prepaid, transmitted, recorded communication before the meeting to the Corporation at the place where the meeting is to be held and for voting pursuant to instruments appointing proxies so deposited as though the instruments themselves were produced at the meeting; and

          generally for the calling of meetings of holder of Warrants and the conduct of business thereat.

     Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted.

     Except as such regulations provide, the only persons who will be recognized at a meeting as the holders of any Warrants, or as entitled to vote, be present at the meeting in respect thereof, will be the registered holders of such Warrants or their duly appointed proxies.

     The Corporation by its respective employees, officers or directors, and the counsel of the Corporation and counsel of the holder of Warrants may attend any meeting of holder of Warrants, but will have no vote as such.

4.3 In addition to all other powers conferred on them by the other provisions of this Warrant Certificate, by the Warrants or by law, the holder of Warrants at a meeting will, subject to the provisions of this Article 4, have the power, exercisable from time to time by Extraordinary Resolution:

     (a) subject to the agreement of the Corporation to assent to or sanction any amendment, modification, abrogation, alteration, compromise or arrangement of any right of the holders of Warrants;

     (b) to amend, alter or repeal any Extraordinary Resolution previously passed subject to the approval of the Corporation if the rights and duties of the Corporation are affected;

     (c) to enforce any right of the holder of Warrants in any manner specified in the Extraordinary Resolution;

     (d) to refrain from enforcing any obligation or right referred to in paragraph (c);

     (e) to waive any default by the Corporation in complying with any provision of this Warrant Certificate, either unconditionally or on any condition specified in the Extraordinary Resolution;

     (f)  to appoint a committee  with power and authority to exercise,  such of
          the  powers  of  the  holder  of  Warrants  as  are   exercisable   by
          Extraordinary Resolution;

     (g) to restrain any holder of Warrants from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any obligation of the Corporation under this Warrant Certificate or to enforce any right of the holder of Warrants;

     (h) to direct any holder of Warrants who, as such, has brought any suit, action or proceeding, to stay or discontinue or otherwise deal therewith on payment of the costs, charges and expenses reasonably and properly incurred by him in connection therewith; and

     (i) to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation.

4.4 The expression "Extraordinary Resolution" when used in this Warrant Certificate means, subject to the provisions of this Section 4, a resolution proposed at a meeting of holder of Warrants duly convened for that purpose and held in accordance with the provisions of this Section 4 at which there are present in person or by proxy holder of Warrants holding in the aggregate not less than 50% of the total number of Warrants then outstanding and passed by the affirmative votes of holder of Warrants who hold in the aggregate not less than 66 2/3% of the total number of Warrants then outstanding represented at the meeting and voted on the poll on the resolution.

     If, at a meeting called for the purpose of passing an Extraordinary Resolution, the quorum required by this Section 4 is not present within 30 minutes after the time appointed for the meeting, the meeting, if convened by holder of Warrants or on a holder of Warrants' Request, will be dissolved, but in any other case will stand adjourned to such day, being not less than seventeen calendar days or more than 30 calendar days later, and to such place and time, as is appointed by the chairman.

     Not less than seven calendar days' notice must be given to the holder of Warrants of the time and place of such adjourned meeting.

     The notice must state that at the adjourned meeting the holder of Warrants present in person or by proxy will form a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.

     At the adjourned meeting the holder of Warrants present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened, and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in this
          Section 4 will be an Extraordinary Resolution within the meaning of this Warrant Certificate notwithstanding that holder of Warrants holding in the aggregate of not less than 50% of the total number of Warrants outstanding may not be present.

     Votes on an Extraordinary Resolution must always be given on a poll and no demand for a poll on an Extraordinary Resolution will be necessary.

4.5 Minutes of all resolutions passed and proceedings taken at every meeting of the holder of Warrants will be made and duly entered in books from time to time provided for such purpose at the expense of the Corporation, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or such proceedings were taken, will be prima facie evidence of the matters therein stated, and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been so made, entered and signed will be deemed to have been duly convened and held, and all resolutions passed and proceedings taken thereat to have been duly passed and taken.

     The Corporation shall be provided with, in a timely manner and at its own expense, copies of any and all resolutions passed at any meeting of the holder of Warrants pursuant to this Section 4

     Any action that may be taken and any power that may be exercised by holder of Warrants at a meeting held as provided in this Article 8 by way of an Extraordinary Resolution may also be taken and exercised by holder of Warrants who hold in the aggregate not less than 66 2/3% of the total number of Warrants at the time outstanding, by their signing, each in person or by attorney duly appointed in writing, an instrument in writing in one or more counterparts, and the expression "Extraordinary Resolution" when used in this Warrant Certificate includes a resolution embodied in an instrument so signed.

     The Corporation shall be provided with, in a timely manner and at its own expense, copies of any and all instruments in writing signed by the holder of Warrants.

     Everyresolution and every Extraordinary Resolution passed in accordance with the provisions of this Article at a meeting of holder of Warrants will be binding on all holder of Warrants, whether present at or absent from the meeting and whether voting for or against the resolution or abstaining, and every instrument in writing signed by holder of Warrants in accordance with Section 4 will be binding on all holder of Warrants, whether signatories thereto or not, and every holder of Warrants will be bound to give effect accordingly to every such resolution and instrument in writing.

     In determining whether holder of Warrants holding the required total number of Warrants are present in person or by proxy for the purpose of constituting a quorum, or have voted or consented to a resolution, Extraordinary Resolution, consent, waiver, holder of Warrants' Request or other action under this Warrant Certificate, a Warrant held by the Corporation or by any Affiliate of the Corporation will be deemed to be not outstanding. Upon a request in writing the Corporation shall provide a certificate of the Corporation detailing the registration and denomination of any Warrants held by the Corporation or by any affiliate of the Corporation.

Notices

     Unless herein otherwise expressly provided, a notice to be given hereunder to a holder of Warrants will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the holder of Warrants or delivered (or so mailed to certain holders of Warrants and so delivered to the other holders of Warrants) at their respective addresses appearing on any of the registers of holders described in this Warrant Certificate provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employers, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or is given by publication twice in the Report on Business section in the national edition of The Globe and Mail newspaper.

     A notice so given by mail or so delivered will be deemed to have been given on the fifth business day after it has been mailed or on the day which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the day on which it has been published as required. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any holder of Warrants will not invalidate any action or proceeding founded thereon.

     Any notice to be given hereunder may be given by delivery to the Corporation, shall be at the following address:

               To World Heart Corporation
               1 Laser Street
               Ottawa, Ontario
               K2E 7V1

               Attention: Chief Financial Officer

               with a copy to:
               McCarthy Tetrault LLP
               40 Elgin Street, Suite 1400
               Ottawa, Ontario
               K1P 5K6

               Attention:  Virginia K. Schweitzer

          or to such other address as the Subscriber may from time to time in writing notify the Corporation.

                                   SCHEDULE B

                               NOTICE OF EXERCISE
                               ------------------

To:      WORLD HEART CORPORATION


The undersigned holder of the Warrants evidenced by this Warrant Certificate hereby exercises its right to be issued Common Shares of World Heart Corporation (or such other securities or property to which such exercise entitles him in lieu thereof or in addition thereto under the provisions of the Warrant Certificate) that are issuable upon the exercise of such Warrants, on the terms specified in such Warrant Certificate and in connection therewith was enclosed a certified cheque or bank draft payable to the Corporation in an amount equal to $1.60 (or price as adjusted) in respect of each Common Share to be issued.

The undersigned hereby acknowledges that it is aware that the Common Shares received on exercise may be subject to restrictions on resale under applicable securities legislation.

The undersigned hereby irrevocably directs that the said Common Shares be issued, registered and delivered as follows:

Name(s) in Full    Address(es) in Full, Account No., S.I.N.  Number(s) of Common
                                                             Shares

---------------   ----------------------------------------   -------------------

---------------   ----------------------------------------   -------------------

(Please print full name in which certificates for Common Shares are to be issued. If any securities are to be issued to a person or persons other than the holder, the holder must pay to the Corporation all exigible transfer taxes or other government charges and sign the Form of Transfer.)

DATED this                  day of                   ,                 .
           ----------------        ------------------  -----------------

                                   )
                                   )    ---------------------------------------
                                   )    Signature of Registered Holder
                                   )
-----------------------------------     ---------------------------------------
Witness                            )    Name of Registered Holder

Note: The name of the Registered Holder of this Notice of Exercise must be the same as the name appearing on the face page of the Warrant Certificate to which this Schedule is attached.

[ ] Please check if the Common Share certificates are to be delivered at the office where this Warrant Certificate is surrendered, failing which such certificates will be mailed.

          Certificates will be delivered or mailed as soon as practicable after the due surrender of this Warrant Certificate to which this Appendix is attached.

If this Notice of Exercise is delivered by hand or by mail: World Heart Corporation, 1 Laser Street, Ottawa, Ontario, K2E 7V1, Attention: Chief Financial Officer.

DATED this     day of            , 200    .

                                   APPENDIX 1

                                FORM OF TRANSFER

Any transfer of Warrants will require compliance with applicable securities legislation. Transferors and transferees are urged to contact legal counsel before effecting any such transfers.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to

               Name: -----------------------------------

               Address: -----------------------------------

                        -----------------------------------

(such person, the "Transferee"----------------------------- Warrants of World Heart Corporation ("the Corporation") registered in the name of the undersigned on the records of the Corporation maintained by the Corporation represented by the attached Warrant Certificate and does hereby appoint as its attorney with full power of a substitution to transfer the Warrants on the appropriate register of the Corporation.

The undersigned confirms that the transfers are made in compliance with all applicable securities legislation and requirements of regulatory authorities including without limitation any undertaking given to the Toronto Stock Exchange.

If the sale evidenced hereby is being made to a U.S. Person (as such term is defined in Regulation S to the United States Securities Act of 1933 (the "1933 Act"), the undersigned by the execution of this form of transfer hereby certifies that such sale does not require registration of the Warrants being transferred hereby under the 1933 Act and tenders herewith evidence satisfactory to the Corporation to such effect.

DATED this                 day of                             ,        .
           ----------------       ----------------------------  -------


                                      )     -----------------------------------
                                      )     Signature of Transferor
--------------------------------------)
                                      )     -----------------------------------
                                      )     Name of Transferor

Signature of Transferor must be guaranteed by a Canadian chartered bank, a major Canadian trust company or by a Medallion signature guarantee from a member of a recognized signature Medallion program

                                   Schedule C


                  FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:       World Heart Corporation
          1 Laser Street
          Ottawa, Ontario K2E 7V1

The undersigned (a) acknowledges that the sale of the securities of World Heart Corporation (the "Corporation") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act") and (b) certifies that (1) it is not an affiliate of the Corporation as that term is defined in the 1933 Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States; or (B) the transaction is being executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange or any other designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S.


Dated:
        -------------------------




                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title: